Exhibit 10.9

Amendment No. 1 to

NETWORK SERVICES DIVISION

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 1 to the Network Services Division Subcontract Agreement (hereinafter “Agreement”) between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”) and Goodman Networks (G-Net) (hereinafter “Seller”) modifies the Agreement to the extent below.

1. On page 1, change the existing paragraph 1 to read:

1. SCOPE OF SERVICES. During the term of this Agreement, Seller shall perform ***** (hereinafter “Services”) with respect to ALCATEL USA manufactured products, as outlined in the Award Letter attached hereto as Exhibit A, the Job Start Authorization attached hereto as Exhibit B and the Statement of Work attached hereto as Exhibit C and, for *****, Exhibit G. Seller shall coordinate its work efforts with the person identified in Section 8 of this Agreement.

2. On page 2, change the existing paragraph 5.1 to read:

5.1 The price for Services is set forth in the Statements of Work, Attachment Ito Exhibit C and Attachment I to Exhibit G attached hereto. The price for individual projects is set forth on the Award Letter, a sample of which is attached hereto as Exhibit A. The Services being acquired are generally intended for resale; Alcatel will provide tax exemption information on request. For Services which are not tax exempt, Seller shall pay any and all foreign, federal, state or local sales, use or excise taxes, duties, fees or similar charges imposed upon the performance of any Service or the delivery or use of any Work Product, except as otherwise required by applicable law or provided in this Agreement. Alcatel shall not have any liability for any other expenses or amounts unless otherwise provided for herein or approved in advance, in writing, by a duly authorized representative of Alcatel.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3. On page 12, add the following paragraph after the existing paragraph 30.5:

31. ATTACHMENTS. The following Attachments form a part of this Agreement and are hereby incorporated by reference:

Exhibit A	Award Letter
Exhibit B	Job Start Authorization
Exhibit C	Statement of Work
Exhibit D	Billing Instructions
Exhibit E	Job Information Memorandum
Exhibit F	Job Completion Notice
Exhibit G	Statement of Work for *****

2. After page 42, add the attached Exhibit G, Statement of Work for ***** Services, as pages 43 through and including 60.

3. All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the last date below.

ALCATEL USA MARKETING, INC.		Goodman Networks, Inc.
(SELLER)

By:	/s/ Rusty Shelton	By:	/s/ John Goodman
Name:	Rusty Shelton	Name:	John Goodman
Title:	Vice President, Network Services Division	Title:	President

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit G

STATEMENT OF WORK

*****

A.	GENERAL.

1. Seller shall perform ***** services as more fully described in this Exhibit.

2. Seller shall not be entitled to payment by Alcatel for the performance of any work other than the Services set forth in the applicable Job Start Authorization and Award Letter, except as Alcatel and Seller may mutually agree in accordance with Alcatel’s then current change procedures (which will be provided to Seller under separate cover).

B.	PROJECT MANAGEMENT.

1. Seller shall assign one individual to be the single point of contact for each job or Alcatel customer, as Alcatel and Seller may mutually agree, depending on the schedule and complexity of each job. Seller shall cause such individual to oversee daily activities, act as the single point of contact among Seller, Alcatel and Alcatel’s customer and have the authority to act with respect to all aspects of the Services on behalf of Seller.

2. Seller shall:

•	Staff and manage an organization to efficiently and effectively gain acceptance by the Alcatel customer of the applicable Alcatel product;

•	Ensure that Seller personnel are familiar with and follow Alcatel’s and its customer’s business strategies, safety regulations and other requirements;

•

Review and understand the scope of the Services to be performed and not commit Alcatel to perform any Services other than those set forth in the applicable Award Letter without the prior approval of Alcatel and its customer;

•	Manage the project plan to ensure timely start and completion of all Services, especially those associated with customer-committed plans and schedules;

•	Confirm arrival on site and job start dates and times with Alcatel’s customer;

•

Supply personnel with a displayable identification badge that includes the individual’s skill level (as defined in Attachment II of Exhibit C). The identification badge shall be worn by such personnel at all times during the performance of the Services at the customer site;

•	Participate in a pre-engagement Method of Procedure (MOP) meeting with Alcatel and Alcatel’s customer and assist in obtaining the approval of such method of procedure;

•

Compare bills of lading or waybills to the items received at the ***** site (or Seller’s warehouse) and inspect all deliveries for damage, deliver products to the inside of buildings, unpack and check for visible signs of damage, inventory products, and notify Alcatel in writing on the same or following business day of any exceptions to the applicable bill of materials;

•	Ensure that all applicable tools and test equipment are properly calibrated, and promptly remove all non-calibrated tools from the ***** site;

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

•

Perform daily in-progress audits using Alcatel product specific audit forms, record defects on the appropriate forms and ensure that any defects found are corrected prior to the end of the next work session;

•	Provide Weekly Project Status Reports as specified in Section N of this Exhibit;

•	Perform final quality audits to ensure that any defects are corrected prior to final customer walk-through and acceptance testing;

•	Conduct job closing activities to insure that the site is restored in accordance with paragraph K of this document; and

•	Perform such other implementation activities as the parties may mutually agree.

3. Alcatel shall:

•	Assign one individual (the “Project Manager”) as the single implementation point of contact to whom Seller should address all of its implementation communications;

•	Identify one customer point of contact for each ***** site or network;

•

Assist Seller to obtain reasonable access to customer ***** sites and facilities, including as applicable, computer equipment, telecommunications equipment, facilities, adequate workspace and a phone line for Internet communication with Alcatel;

•	Provide reasonably adequate, secured storage areas at the customer site for Alcatel products and Seller ***** materials;

•	Provide copies of any applicable workplace policies, conditions and/or safety regulations in effect at the ***** site; and

•	Provide proper security clearances and/or escorts as required to access the ***** site.

C.	PROJECT SETUP ACTIVITIES.

1. Alcatel shall cause its Project Manager (the “PM”) to facilitate a Project Kick-Off meeting, via phone or at a location and time designated by Alcatel, at the start of the project. At such meeting, (a) Seller and PM shall review the supporting project award documentation and this Exhibit to ensure that Seller completely understands the project and all deliverables, and (b) the parties will use their best efforts to identify and resolve all potential risks.

2. Seller shall maintain a project plan, approved by Alcatel, that identifies project critical path items, risks associated with the project and possible resolutions.

3. The parties shall hold a weekly conference call to discuss the project status at mutually agreed upon time.

4. Alcatel shall cause the PM to provide to Seller a customer-specific escalation list that includes the phone numbers of all pertinent contacts at Alcatel and customer. Seller shall adhere to the order on the escalation list.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

D.	SITE SURVEY.

1. Prior to the start of any Services, the party designated in the applicable Award Letter shall perform a site survey to allow development of the ***** specification using the current version of Alcatel’s standard site survey tool provided by the PM.

2. Seller shall adhere to the end customer’s procedures, policies and identification requirements regarding access to the customer’s site.

3. The party that performs the site survey shall ensure that the site survey complies with the Alcatel site survey process provided by the PM and that each site survey includes without limitation the following information:

•	Review and assessment of the condition of the ***** site;

•	Review of site drawings;

•	Evaluation of the type of ***** and office drawings (considering current and future growth needs);

•	***** placement location options that will support the proposed *****;

•	***** checks on customer designated points of *****;

•	Complete *****;

•	Site environmental specifications; and

•	Other information that will be used during the ***** process.

•	Upon completion of the Site Survey, a copy of the final Site Survey and companion Trip Report shall be provided to the PM.

E.	*****

1. Within five business days following completion of the site survey (or upon a date mutually agreeable), Seller shall provide Alcatel PM with a detailed ***** specification that shall conform to Alcatel and Alcatel’s customers’ ***** requirements then currently in effect and shall include at a minimum:

•	A complete list of ***** materials that are to be provided by Seller;

•	A project plan with detailed schedule of tasks and timeframes for the day to day work to be performed by the Seller. ;

•	Contact information in accordance with the PM-defined escalation procedure;

•	A ***** list of all *****;

•	A rack face drawing of all pre-existing installed racks;

•	Site floor plan drawings *****; and

•	***** information.

•	Verification that the end customer’s facility assignment information has been updated *****).

Alcatel shall review and approve the specification within five business days after receipt.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2. Within *****, Seller shall provide to the PM a completed ***** specification and related drawings in hard and soft copy. Seller shall have delivered the ***** information to the end customer. The ***** specification shall include all modifications that may have occurred since the ***** specification was provided, including, but are not limited to:

•	*****

•	*****

•	Additional ***** requirements that resulted from change orders; and

•	Termination information.

3. Any changes to the project Scope Of Work shall be documented by a Job Information Memorandum (JIM) and a copy shall be delivered to the PM or Sub Contract Administration

4. Seller shall not make any changes to the ***** specifications without the prior written approval from both Alcatel and Alcatel’s customer.

F.	*****

Seller shall ***** all required ***** materials, as defined in the applicable specification, in accordance with Alcatel’s and its customer’s standards.

1. Seller shall obtain the ***** list of material from the PM. Direction to the Seller will be provided by the PM.

2. Seller shall provide a full list of materials for the project to the PM.

G.	*****

1. Seller shall coordinate all phases of the ***** at each ***** site. ***** Services will be conducted in accordance with the guidelines described below and any Alcatel or customer requirements which may be described in the Award Letter or Job Start Authorization:

•	Seller shall provide an on-site supervisor who will be present on site during the performance of all ***** Services for the purpose of supervising the ***** personnel and activities;

•	Seller shall perform the Services in accordance with Alcatel’s and or its customer’s ***** requirements, including but not limited to Alcatel’s ***** Workmanship Standard Manual *****; and

•	Seller shall comply with Alcatel’s customer’s ***** requirements stated in Attachment Ill of Exhibit C.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2. If any ***** malfunctions during *****, Seller shall send a request to the PM identifying the failed ***** with a description of the failure. Alcatel shall ship an advance replacement ***** within 24 hours after the receipt of such request, subject to the availability *****. Seller shall ***** in accordance with Alcatel’s return authorization procedures provided by the PM, and return the ***** to the PM via insured express shipment not later than five calendar days after receipt of the replacement *****. If Seller fails to return the malfunctioning ***** within the five days, Seller will be invoiced *****.

3. Alcatel will cause the PM to act as the liaison between Seller and the Alcatel ***** Services (*****) support organization, which is staffed with ***** trained, field experienced personnel that assist in the proper *****.

H.	*****

Seller shall coordinate ***** Services in accordance with the specific ***** criteria and ***** requirements defined in the latest version of the applicable ***** procedure. Upon completion *****, Seller shall notify Alcatel’s customer *****.

I.	PROJECT CLOSEOUT.

1. On the date that ***** has been successfully completed, Seller shall turn over ***** to Alcatel’s customer ***** (“Acceptance”). On the date of Acceptance, Seller shall submit to Alcatel’s customer for signature a Job Completion Notice.

2. Alcatel will cause the PM to ensure quality checks are performed via in process Project Management audits and in conjunction with Alcatel’s Quality Assurance Organization.

3. Seller shall provide the PM with final *****, JIM’s, Material Disposition Records, ***** Specifications, Customer Acceptance Forms and other applicable documentation.

J.	QUALITY AUDITS.

1. Alcatel may conduct a quality audit, announced or unannounced, in order to analyze and measure the quality of the Services provided by Seller. If Alcatel performs such an audit, it may include a review of all aspects of the Services project, including project development, *****, delivery and handling of materials, *****, documentation, ***** and final customer acceptance.

2. Seller agrees that Alcatel may perform quality audits on a random, periodic, announced or unannounced basis and that the Alcatel ***** Quality Auditor may conduct an in-depth inspection for conformance with Alcatel’s then-current ***** Workmanship Standards Manual and other applicable ***** workmanship standards of Alcatel and Alcatel’s customer.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3. At the completion of the audit, the audit results will be provided to Seller’s ***** Supervisor. Alcatel will also forward a copy of the completed audit to the Seller’s quality team. The ***** Supervisor will review the defects found and provide appropriate feedback to Alcatel in the form of a Corrective Action Plan. Seller shall take corrective action to clear the defects in accordance with a schedule provided by Alcatel. An audit will be closed when all defects have been cleared, the Corrective Action Plan accepted by Alcatel, and any outstanding issues resolved.

K.	CLEAN UP AND RESTORATION.

1. Seller shall at all times keep the site free from any accumulation of waste materials and/or rubbish caused by the performance of the Services. Seller shall remove all debris, scrap material, rubbish, trash and litter from the site no later than the end of each shift or work day, whichever is applicable. At the completion of the Services, Seller shall remove all waste materials, rubbish, tools, construction equipment, machinery and surplus materials from and around the site.

2. Seller shall, restore the ***** site to its original condition during the performance of the Services where feasible, or immediately following the completion of the Services Seller shall restore areas affected in the normal course of the Services and repair damage done inadvertently by the Seller. Seller shall keep all access hallways, roads and walks clear of debris, materials, construction plant and equipment during the performance of the Services. Seller shall repair streets, drives, parking areas, grass, plantings, curbs, sidewalks, fences, poles and the like where disturbed by it and leave them in as good condition after the completion of the Services as when operations started. Seller must exercise reasonable care to avoid damage to the premises due to carelessness of Seller personnel. Alcatel’s Project Manager and Seller’s single point of contact will inspect all areas before Services commence. Seller shall restore all disturbed building surfaces to their original condition in a first class workmanlike manner using persons fully qualified in their respective trades. Seller reconnect any utilities, equipment, or appliances removed in the course of the Services and replace all furniture and tangible property moved for performance of the Services.

3. If Seller fails to clean or restore the site in accordance with this section at the completion of the Services, Alcatel may do so and the cost thereof shall be charged to the Seller. Alcatel will allow the Seller one business day after the notice to repair to begin restoration before securing the services of an outside vendor.

L.	QUALIFICATIONS AND TRAINING STANDARDS.

1. Seller shall assign to perform the Services personnel who with the training and skill level qualifications set forth in Attachment II to Exhibit C. Seller shall cause all individuals proposed for assignment during the term of this Agreement to have prior satisfactory experience in a similar capacity. Seller shall cause all ***** personnel to be certified by Alcatel in accordance with Alcatel’s ***** Workmanship Standards prior to the start of the individual’s ***** assignment.

2. Seller shall conduct all training for Seller’s employees pertaining to their performance of the Services at Seller’s expense. Alcatel may provide specialized

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

training related to the Services at a price mutually agreed between Alcatel and Seller prior to commencement of training. Seller will conduct routine training of its personnel assigned to the performance of the Services to ensure that they maintain an acceptable knowledge level of procedures and proper performance.

3. Seller shall ensure that all employees assigned to the performance of the Services are able to communicate effectively in English, both verbally and in writing, project a professional image in their duties, and deal with all people in a courteous and professional manner.

4. The final decision as to acceptability of an individual for work will rest with the authorized Alcatel representative, as will the right to waive any of the above requirements.

M.	TOOLS AND SUPPLIES.

1. Seller shall furnish, operate, calibrate, and maintain in acceptable condition, at no cost to Alcatel, all equipment, tools, materials, and supplies necessary for the performance of the Services (including, at the minimum, at each ***** location, the tools identified in Attachment IV to Exhibit C).

2. Seller shall assume the risk of loss and damage to all Seller or Seller employee owned tools, equipment, and effects caused by fire, extended coverage perils, vandalism, and malicious mischief. Alcatel assumes no liability for any loss of or damage to the property of Seller, its subcontractors and employees unless Alcatel causes such loss.

N.	REPORTS.

Seller shall deliver to Alcatel Weekly Project Status Reports as specified by the Alcatel PM.

O.	CODE OF CONDUCT.

1. Upon the request of Alcatel, Seller shall remove from the performance of the Services any employee who, in the Alcatel Project Manager’s unrestricted opinion, may be guilty of improper conduct or is not qualified to perform the work assigned. Seller shall immediately replace any of its employees so removed when directed to do so by Alcatel.

2. Seller and Alcatel agree that the conduct of Seller’s employees is to be guided by a set of rules *****, and any special written instructions deemed applicable by Alcatel’s customer. It is further agreed that the personal grooming habits of Seller’s employees will be subject to standards set by Alcatel.

3. Seller’s employees shall be tastefully attired for the type of work to be performed so as to project a positive and competent image and impression to the mutual benefit of Alcatel and Seller.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4. Seller shall not permit any employee to perform the Services under the influence of illegal drugs or alcohol.

5. In the event that Seller has knowledge that an actual or potential labor dispute prevents or threatens to prevent timely performance of any Services, Seller shall immediately deliver to Alcatel a notice to such effect that sets forth all relevant information concerning the dispute.

P.	BONDING.

1. Seller shall provide any official performance bonds required and will pay any fees for costs involved or related to the performance of the Services or its employees engaged in the performance of the Services.

2. Alcatel may require a performance bond on specific scope of work presented to Seller for bidding responses which are (a) anticipated to exceed ***** in value and (b) specified as a Seller ***** project such that Alcatel is dependent upon the Seller for project completion. Seller hereby acknowledges that it possesses the ability to obtain insurance or performance bonds, not to exceed *****, for specified projects.

Q.	SAFETY.

1. Seller shall provide proper signs and barricades to prevent blind corners, unauthorized entry into work area and debris accidentally falling on persons in the area.

2. Seller shall erect and maintain, as required by the conditions and progress of the Services, all necessary safeguards for safety and protection, including posting danger signs and other warnings against the hazards, promulgating safety regulations and notifying Alcatel and users of adjacent utilities.

3. Seller shall comply with all applicable laws, ordinances, rules, regulations in effect locally and of any other public authority having jurisdiction for the safety of persons or property or to protect them from damage, injury or loss.

4. Seller shall be responsible for any damage to property of Alcatel’s customer or others caused by Seller, its employees, or subcontractors, and will replace and repair such damages to the satisfaction of Alcatel and/or Alcatel’s customer. Seller will maintain adequate protection to prevent damage to its services and property of others, and take all necessary precautions for the safety of its employees and others.

R.	HAZARDOUS MATERIALS.

Seller shall not bring any hazardous materials on the premises without Alcatel’s advanced written consent. Prior to bringing any hazardous materials onto the premises, Seller shall provide a complete listing of all such materials, their use and copies of related manufacturer’s Material Safety Data Sheets. Seller shall ensure that all materials to be furnished hereunder shall be free of PCB and asbestos.

Network Services Division – Subcontract Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.